Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Stance ESG ETF

The Nasdaq Stock Market LLC: STNC

March 13, 2025

Supplement to the Summary Prospectus, dated February 28, 2025

On March 12, 2025, the Board of Trustees of Hennessy Funds Trust (the “Board”), on behalf of the Hennessy Stance ESG ETF (the “Fund”), approved changes to the name and semi-transparent structure of the Fund, as described below.

The Board approved a change to the name of the Fund to the Hennessy Sustainable ETF. This change is expected to take effect on or about May 12, 2025 (the “Effective Date”), although the Effective Date may be delayed. All references in the Prospectus are hereby changed to the new name as of the Effective Date.

Additionally, the Board approved a change in the Fund’s structure from a “semi-transparent” ETF, which does not publicly disclose all its portfolio holdings on a daily basis, to a “transparent” ETF, which will disclose all its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended. This change will also take place on the Effective Date. In connection with this change, the Fund will no longer disclose a portfolio transparency substitute (the “Portfolio Basket Reference Structure”) and certain related information about the relative performance of the Portfolio Basket Reference Structure and such Fund’s actual portfolio holdings, which were designed to facilitate an effective arbitrage mechanism for the Fund’s shares while protecting the identity of the Fund’s full portfolio holdings. Accordingly, references to the “non-transparent” structure, Portfolio Basket Reference Structure, and related disclosure in the Prospectus will be removed as of the Effective Date.

In addition, in connection with the change in the Fund’s structure, as of the Effective Date, the Fund will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”), which permitted the Fund to operate without publicly disclosing its portfolio holdings daily, but limited the types of investments the Fund was permitted to hold to those listed in the Fund’s application for the Order. Although the Fund’s investment objectives, strategies, fees, and expenses are not expected to change as a result of the changes described above, the Fund’s principal investment strategies and risks will be revised to remove references to the terms, requirements, and limitations of the Order, and to remove references to the “non-transparent” structure, Portfolio Basket Reference Structure, and related disclosure, as noted above. Accordingly, all references to the terms, requirements, and limitations of the Order and related disclosure in the Prospectus are removed as of the Effective Date.

Specifically, the following changes to the Prospectus are made effective as of Effective Date:

•	All references to the “Hennessy Stance ESG ETF” are changed to the “Hennessy Sustainable ETF” in the Prospectus.
•	The legend that begins “This ETF is different from traditional ETFs” is removed from the front cover page of the Prospectus.
•	The references to “environmental, social, and governance (“ESG”)” and “ESG” in the “Principal Investment Strategy” section of the Prospectus are changed to “sustainability.”
•	The paragraph titled “Semi-Transparent Actively-Managed ETF with Portfolio Basket Reference Structure” in the Principal Investment Strategy” section of the Prospectus is removed.
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The paragraphs titled “Portfolio Basket Reference Structure Risk,” “Limitations of Intraday Indicative Value (IIV) Risk,” “New Fund Risk,” and “Predatory Trading Practices Risk” in the section “Principal Risks” of the Prospectus are deleted entirely.

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The paragraphs titled “Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices other than NAV Risk” in the section “Principal Risks” in the Prospectus are amended and restated sequentially as follows and are presented as the first risk factors in such section following its introductory paragraph:

Structural ETF Risks: The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s net asset value (“NAV”) to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant (“AP”). Shareholders may be subject to tax on gains they would not otherwise have been subject to, or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Market Participants Risk. Only an AP may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of the Fund’s shares but such market makers are under no obligation to do so. Decisions by APs or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the AP’s ability to proceed with creation or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on The Nasdaq Stock Market LLC (the “Exchange”), which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in the Fund’s shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads of the Fund’s shares. “Bid” refers to the highest price a buyer will pay to buy a specified number of shares of a stock at any given time. “Ask” refers to the lowest price at which a seller will sell the stock. The difference between the bid price and the ask price is called the “spread.”

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling the Fund’s shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with ETFs generally, the Fund’s shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). If a shareholder purchases the Fund’s shares at a time when the market price is at a premium to the net asset value or sells the Fund’s shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Fund’s NAV per share, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although the Fund’s shares are listed for trading on the Exchange, there can be no assurance that the Fund’s shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares. Trading in shares on the Exchange may be halted by the Exchange because of market conditions that, in the view of the Exchange, make trading in the Fund inadvisable. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund or may only be able to do so at an increased premium or discount.

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The paragraphs titled “Environmental, Social, and Governance Investing Risk” and “Third-Party Data Provider Risk” in the section “Principal Risks” in the Prospectus are amended and restated as follows:

Sustainability Investing Risk: Sustainability investing risk is the risk that applying sustainable investment analysis to the Portfolio Managers’ investment decisions regarding the Fund’s portfolio may forgo certain investment opportunities otherwise available to the Fund. The Fund intends to invest in companies with measurably high sustainability ratings relative to their sector peers, and screen out particular companies that do not meet its sustainability criteria. The Fund believes that these sustainability factors are material to its assessment of the risk-return profiles of companies in which it invests. The relevance and weighting of sustainability criteria may vary significantly among issuers and third-party data providers. Sustainability is a subjective assessment and it is not uniformly defined. Sustainability data may be incomplete, delayed, inaccurate, or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. The Fund’s returns may be lower than other funds that do not seek to invest in companies based on sustainability ratings or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have higher sustainability ratings, but investors may differ in their views of sustainability characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Regulatory changes regarding the definition or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its sustainability strategy.

Third-Party Data Provider Risk: In evaluating issuers, the Portfolio Managers rely upon information and data, including from third-party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the Portfolio Manager to incorrectly assess an issuer’s business practices with respect to sustainability metrics. As a result, the Fund may underperform funds that do not screen or score companies based on sustainability factors or funds that use different third-party data providers.

•	The paragraph titled “Sector Risk” in the Prospectus is amended and restated as follows:

Industry Concentration Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the Health Care, Financials, and Consumer Discretionary sectors, and its performance is therefore tied closely to, and affected by, developments in these industries. Companies in the Health Care sector are subject to extensive government regulation and can be significantly affected by government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and an increased emphasis on outpatient services. Companies in the Financials sector may be adversely affected by changes in the regulatory environment, interest rate changes, and other factors. Finally, companies in the Consumer Discretionary sector may be affected by commodity price volatility, consumer preferences, competition, changing demographics, and labor relations. These companies depend heavily on disposable household income and consumer spending, and social trends and marketing campaigns may significantly affect demand for their products. Consumer Discretionary companies may also lose value more quickly in periods of economic downturns because their products are viewed as nonessential luxury items.

•	The last paragraph in the section “Additional Investment Information” in the Prospectus is amended and restated as follows:

Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads is available at hennessyetfs.com. In addition, the Fund’s full portfolio holdings as of the close of the previous trading day is available at hennessyetfs.com.

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Please Read Carefully and Keep for Future Reference

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